UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

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Filed by a party other than the Registrant [   ]

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[ ]	Preliminary Proxy Statement
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[ ]	Definitive Proxy Statement
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Capital One Financial Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
CAPITAL ONE FINANCIAL CORPORATION 2021 Annual Stockholder Meeting Vote by May 5, 2021 11:59 PM ET. For shares held in a Plan, vote by May 3, 2021 11:59 PM ET.

CAPITAL ONE FINANCIAL CORPORATION 1680 CAPITAL ONE DR. MCLEAN, VA 22102-3491

D39373-P47186-Z78606

You invested in CAPITAL ONE FINANCIAL CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Stockholder Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 6, 2021.

Get informed before you vote

View the Proxy Statement and Annual Report to Stockholders/10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 22, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

    * Many stockholder meetings have attendance requirements. Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors Nominees:
1a.	Richard D. Fairbank	For

1b.	Ime Archibong	For

1c.	Ann Fritz Hackett	For

1d.	Peter Thomas Killalea	For

1e.	Cornelis “Eli” Leenaars	For

1f.	François Locoh-Donou	For

1g.	Peter E. Raskind	For

1h.	Eileen Serra	For

1i.	Mayo A. Shattuck III	For

1j.	Bradford H. Warner	For

1k.	Catherine G. West	For

1l.	Craig Anthony Williams	For

2.	Ratification of the selection of Ernst & Young LLP as independent registered public accounting firm of Capital One for 2021.	For

3.	Advisory approval of Capital One’s 2020 Named Executive Officer compensation.	For

4.	Approval and adoption of the Capital One Financial Corporation Sixth Amended and Restated 2004 Stock Incentive Plan.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D39374-P47186-Z78606

YOUR VOTE MATTERS
VOTE ON OR BEFORE
MAY 5, 2021.
To express our appreciation for your participation, Capital One will donate $1 to EveryoneOn on behalf of every stockholder account that received hard copy materials and votes.
Capital One
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Frequently Asked Questions

Why am I receiving this Notice of Internet Availability?

Pursuant to the SEC “Notice and Access” proxy rules, companies are permitted to send the enclosed “Notice” instead of a full printed set of proxy materials. The Notice gives you instructions on how to view your company’s proxy materials and vote online, or how to receive a full set of printed materials by mail.

There are several advantages to your company sending a Notice instead of a full set of materials, including lowering your company’s costs and reducing the environmental impact from printing and mailing full sets of proxy materials.

How do I view the proxy materials online?

Go to www.proxyvote.com and follow the instructions. You will need to enter the number printed on the enclosed Notice in the box marked by the arrow .

What if I prefer to receive a paper copy of the proxy materials?

You can easily request a paper copy which will be mailed to you at no cost. Instructions on how to order a paper copy can be found in the “Before You Vote” section of the Notice.

Can I request to receive my proxy materials for future meetings by e-mail rather than receive a Notice?

Yes. The instructions on how to change your preferences so you receive proxy materials for future meetings by e-mail are online at www.proxyvote.com.

How can I vote my shares?

You can vote your shares online, by phone or by mail. The “How to Vote” section of the Notice provides detailed information on each of these options.

For more information about the SEC Notice and Access proxy rules please visit: www.sec.gov/spotlight/proxymatters/e-proxy.shtml.